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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the Quarterly Report of Take-Two Interactive Software, Inc. (the "Company") on Form 10-Q for the period ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard W. Roedel, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. SS 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                            /s/ Richard W. Roedel
                                            ---------------------
                                            Richard W. Roedel
                                            Chairman and Chief Executive Officer

                                            June 14, 2004



A signed original of this written statement required by Section 906 has been provided to Take-Two Interactive Software, Inc. and will be retained by Take-Two Interactive Software, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.